                                                                EXHIBIT (10)(a)


                              BANPONCE CORPORATION

                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES
                         (DATED AS OF OCTOBER 6, 1995)


         Medium-Term Notes (collectively, the "Notes") in the aggregate principal amount of up to $1,000,000,000 are to be offered on a continuous basis by BanPonce Corporation (the "Company") through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), CS First Boston Corporation ("CS First Boston") and First Chicago Capital Markets, Inc. ("First Chicago") who, as agents (each an "Agent"), have agreed to use their reasonable efforts to solicit offers to purchase the Notes from the Company. The Agents also may purchase Notes as principal for resale.

         The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents, dated October 6, 1995 (the "Distribution Agreement"). The Notes will be issued pursuant to the Indenture (the "Indenture"), dated as of February 15, 1995, between the Company and The First National Bank of Chicago, as trustee (the "Trustee"). A Registration Statement (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes as provided in the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus." The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

         The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the appropriate Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

         General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                  PART I:  PROCEDURES OF GENERAL APPLICABILITY

Date of Issuance/
  Authentication:                                  Each Note will be dated as of the date of its
                                                   authentication by the Trustee or its duly appointed
                                                   authenticating agent.  Each Note shall also bear an
                                                   original issue date (the "Original Issue Date").  The
                                                   Original Issue Date shall remain the same for all Notes
                                                   subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of
                                                   authentication.

Maturities:                                        Each Note will mature on a date selected by the purchaser
                                                   and agreed to by the Company which is not less than nine
                                                   months nor more than thirty years from its Original Issue
                                                   Date; provided, however, that Notes bearing interest at
                                                   rates determined by reference to selected indices
                                                   ("Floating Rate Notes") will mature on an Interest Payment
                                                   Date.

Currencies:                                        Each Note shall be denominated in one of the currencies or currency units, as specified in the relevant Pricing
                                                   Supplement, or in such other currency or currency unit as
                                                   may be agreed from time to time between the Company and
                                                   each Agent and as specified in the relevant Pricing
                                                   Supplement, or, if no currency or currency unit is
                                                   specified therein, in U.S. dollars.  Notes denominated in
                                                   one or more currencies or currency units other than in U.S.
                                                   dollars are herein referred to as "Multi-Currency Notes."
                                                   Notes that have the amount of principal payments determined by reference to an index currency are
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
                                                   herein referred to as "Indexed Notes."

Denominations:                                     The Notes will be issued in denominations of $1,000 and
                                                   integral multiples thereof.  Any Notes denominated other
                                                   than in U.S. dollars will be issuable in denominations as
                                                   set forth in the relevant Multi-Currency and Indexed Note
                                                   Prospectus Supplement.  For special provisions relating to
                                                   Multi-Currency Notes and Indexed Notes, see the related
                                                   Multi-Currency and Indexed Note Supplement.

Registration:                                      Notes will be issued only in fully registered form.

Redemption/Repayment:                              The Notes will be subject to repayment at the option of the
                                                   Holders thereof in accordance with the terms of the Notes
                                                   on their respective Optional Repayment Dates, if any.
                                                   Optional Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note.  If no Optional Repayment Dates are indicated with respect to a Note, such Note will not be repayable at the option of the Holder prior to Maturity.

                                                   The Notes will be subject to redemption by the Company on
                                                   and after their respective Initial Redemption Dates, if
                                                   any.  Initial Redemption Dates, if any, will be fixed at
                                                   the time of sale and set forth in the applicable Pricing
                                                   Supplement and in the applicable Note.  If no Initial
                                                   Redemption Dates are indicated with respect to a Note, such
                                                   Note will not be redeemable prior to Maturity.

Calculation of Interest:                           In the case of Fixed Rate Notes, interest (including
                                                   payments for
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
                                                     partial periods) will be calculated and paid on the
                                                     basis of a 360-day year of twelve 30-day months.  In
                                                     the case of Floating Rate Notes, interest will be
                                                     calculated and paid on the basis of the actual
                                                     number of days in the interest period divided by 360
                                                     with the exception of Treasury Rate Notes for which
                                                     interest will be calculated on the basis of the
                                                     actual number of days in the interest period divided
                                                     by the actual number of days in the year.  If an
                                                     Interest Payment Date with respect to any Fixed Rate
                                                     Note falls on a day that is not a Business Day (as
                                                     hereinafter defined), the payment of interest
                                                     required to be made on such Interest Payment Date
                                                     need not be made on such day, but may be made on the
                                                     next succeeding Business Day with the same force and
                                                     effect as if made on such Interest Payment Date and
                                                     no interest shall accrue on such payment for the
                                                     period from and after such Interest Payment Date.
                                                     If an Interest Payment Date with respect to any
                                                     Floating Rate Note would otherwise fall on a day
                                                     that is not a Business Day, such Interest Payment
                                                     Date will be the following day that is a Business
                                                     Day, except that in the case of a LIBOR Note, if
                                                     such day falls in the next calendar month, such
                                                     Interest Payment Date will be the preceding day that
                                                     is a Business Day.  If the Stated Maturity, or date
                                                     of earlier redemption or repayment, as the case may
                                                     be, of a Note is not a Business Day, the payment of
                                                     principal and interest due on such day shall be made
                                                     on the next succeeding Business Day and no interest
                                                     shall accrue on such payment for the period from and
                                                     after such Stated Maturity, or date of earlier
                                                     redemption or repayment.  For special provisions
                                                     relating to
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
                                                   Multi-Currency Notes and Indexed Notes, see the
                                                   related Multi-Currency and Indexed Note Prospectus
                                                   Supplement.
Acceptance and
  Rejection of Offers:                             The Company shall have the sole right to accept offers to
                                                   purchase Notes from the Company and may reject any such
                                                   offer in whole or in part.  Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it.  Each Agent shall have the right, in its discretion reasonably
                                                   exercised, without notice to the Company, to reject any
                                                   offer to purchase Notes through it in whole or in part.

Preparation of
  Pricing Supplement:                              If any offer to purchase a Note is accepted by the Company, the Company, with the approval of the Agent which presented the order (the "Presenting Agent"), will prepare a Pricing
                                                   Supplement reflecting the terms of such Note and file the
                                                   Pricing Supplement relating to the Notes with the
                                                   Commission in accordance with Rule 424 under the Act.
                                                   Information to be included in the Pricing Supplement shall include:

                                                            1.      the name of the Company;

                                                            2.      the title of the securities, including
                                                   series designation, if any;

                                                            3.      the date of the Pricing Supplement and the
                                                   date of the Prospectus Supplement to which the Pricing
                                                   Supplement relates;

                                                            4.      the Price to Public (but only if (a) the
                                                   trade is being made on an agency basis and (b) such
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
                                                   Price to Public is other than 100%);

                                                            5.      Net Proceeds to the Company (but
                                                   only if (a) the trade is being made on a principal
                                                   basis and (b) the Net Proceeds to the Company is
                                                   other than 100%), less what would have been the
                                                   applicable agency commission;

                                                            6.      the information with respect to the
                                                   terms of the Notes set forth below (whether or not
                                                   the applicable Note is a Book-Entry Note) under
                                                   "Procedures for Notes Issued in Book-Entry Form --
                                                   Settlement Procedures", items 2, 3, 7, 8 and 9; and

                                                            7.  any other terms of the Notes not
                                                   otherwise specified in the Prospectus or Prospectus
                                                   Supplement.

                                                   One copy of such filed document will be sent by
                                                   telecopy or overnight express (for delivery not
                                                   later than 11:00 A.M. on the Business Day next
                                                   following the trade date) to the applicable
                                                   Presenting Agent at the following addresses:

                                                   To Merrill Lynch:
                                                   If by overnight, express or special delivery:
                                                   Merrill Lynch & Co., Tritech Services, 40 Colonial
                                                   Drive, Piscataway, New Jersey 08854, Attention:
                                                   Prospectus Operations/Susan Putnam,
                                                   If by all other types of deliveries: Tritech
                                                   Services, #4 Corporate Place, Corporate Park 287,
                                                   Piscataway, New Jersey 08854, Attention: Prospectus
                                                   Operations/Nachman Kimerling
                                                   Telephone: (908) 885-2769
                                                   Telecopy:  (908) 885-2774/2775/2776
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
                                                   To CS First Boston:
                                                   CS First Boston Corporation, Five World Trade
                                                   Center, New York, New York 10048, Attention: Joan
                                                   Bryan, Transaction Advisory Group
                                                   Telephone: (212) 322-5105
                                                   Telecopy:  (212) 803-4096

                                                   To First Chicago:
                                                   First Chicago Capital Markets, Inc.
                                                   One First National Plaza
                                                   Mail Suite 0237
                                                   Chicago, Illinois  60670
                                                   Attention:  MTN Operations Manager
                                                   Telephone:  (317) 732-9631

                                                   The Presenting Agent will cause a stickered
                                                   supplemented Prospectus with the trade confirmation
                                                   to be delivered to the purchaser of the Note.
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
                                                   For record keeping purposes, one copy of each
                                                   Pricing Supplement shall also be mailed or
                                                   telecopied to each Agent and the Trustee at the
                                                   following respective addresses:

                                                   To Merrill Lynch:
                                                   Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                                                   Smith Incorporated, World Financial Center, North
                                                   Tower, 10th Floor, New York, New York 10281-1310,
                                                   Attention:  MTN Product Management
                                                   Telephone:  (212) 449-7476
                                                   Telecopy:  (212) 449-2234

                                                   To CS First Boston:
                                                   CS First Boston Corporation, 55 East 52nd Street,
                                                   New York, New York 10055, Attention: Short and
                                                   Medium-Term Finance Department
                                                   Telephone: (212) 909-3842
                                                   Telecopy:  (212) 318-1498

                                                   To First Chicago:
                                                   First Chicago Capital Markets, Inc.
                                                   One First National Plaza Mail Suite 0407
                                                   Chicago, Illinois  60670-0327
                                                   Attention: Chief Credit Officer
                                                   Telephone: (312) 732-5294
                                                   Fax:       (312) 732-4172


                                                   To the Trustee:
                                                   The First National Bank of Chicago
                                                   One First National Plaza
                                                   Suite 0126
                                                   Chicago, Illinois 60670-0126
                                                   Attention:  Corporate Trust
                                                               Administration

                                                   In each instance that a Pricing Supplement is
                                                   prepared, the Presenting Agent will affix the
                                                   Pricing Supplement to supplemented Prospectuses
                                                   prior to its use.  Outdated Pricing Supplements and
                                                   the Prospectuses to which they are attached (other
                                                   than those retained for files) will be destroyed.
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
Settlement:                                        The receipt of immediately available funds by the Company
                                                   in payment for a Note and the authentication and delivery
                                                   of such Note shall, with respect to such Note, constitute
                                                   "settlement."  Offers accepted by the Company will be
                                                   settled at a time as the purchaser and the Company shall
                                                   agree and pursuant to the timetable for settlement set
                                                   forth in Parts II and III hereof under "Settlement
                                                   Procedures" with respect to Book-Entry Notes and
                                                   Certificated Notes, respectively (each such date fixed for settlement, a "Settlement Date").  If procedures A and B of the applicable Settlement Procedures with respect to a
                                                   particular offer are not completed on or before the time
                                                   set forth under the applicable "Settlement Procedures
                                                   Timetable", such offer shall not be settled until the
                                                   Business Day following the completion of Settlement
                                                   Procedures A and B or such later date as the purchaser and the Company shall agree.

                                                   In the event of a purchase of Notes by the Presenting Agent as principal, appropriate settlement details will be set
                                                   forth in the applicable Terms Agreement to be entered into between the Presenting Agent and the Company pursuant to
                                                   the Distribution Agreement.

Procedure for Changing
  Rates or Other
  Variable Terms:                                  When a decision has been reached to change the interest
                                                   rate or any other variable term on any Notes being offered by the Company, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of
                                                   offers to purchase such Notes.  Each Agent will telephone
                                                   the Company with recommendations as to the changed interest rates or other


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
                                                   variable terms.  At such time as the Company advises
                                                   the Agents of the new interest rates or other
                                                   variable terms, the Agents may resume solicitation
                                                   of offers to purchase such Notes.  Until such time,
                                                   only "indications of interest" may be recorded.
                                                   Immediately after acceptance by the Company of an
                                                   offer to purchase at a new interest rate or new
                                                   variable term, the Company, the Agents and the
                                                   Trustee shall follow the procedures set forth under
                                                   the applicable "Settlement Procedures."
Suspension of
  Solicitation;
  Amendment or
  Supplement:                                      The Company may instruct the Agents to suspend solicitation of purchases at any time.  Upon receipt of such
                                                   instructions, the Agents will forthwith suspend
                                                   solicitation of offers to purchase from the Company until
                                                   such time as the Company has advised them that solicitation of offers to purchase may be resumed.  If the Company
                                                   decides to amend the  Registration Statement (including
                                                   incorporating any documents by reference therein) or
                                                   supplement any of such documents (other than to change
                                                   rates or other variable terms), it will promptly advise the
                                                   Agents and, except in the case of an amendment by the
                                                   filing of a document incorporated by reference in the
                                                   Registration Statement, will furnish each Agent and its
                                                   counsel with copies of the proposed amendment or
                                                   supplement.  One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be
                                                   delivered or mailed to the Agents at the following
                                                   addresses:
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
                                                   To Merrill Lynch:
                                                   Product Management MTNs, Merrill Lynch Money
                                                   Markets, North Tower, World Financial Center, 10th
                                                   Floor, New York, New York 10281-1310
                                                   Telephone: (212) 449-7476
                                                   Telecopy:  (212) 449-2234

                                                   To CS First Boston:
                                                   CS First Boston Corporation, 55
                                                   East 52nd Street, New York, New York 10055,
                                                   Attention: Short and Medium-Term Finance Department
                                                   Telephone: (212) 909-3842
                                                   Telecopy:  (212) 318-1498

                                                   To First Chicago:
                                                   First Chicago Capital Markets, Inc.
                                                   One First National Plaza
                                                   Mail Suite 0407
                                                   Chicago, Illinois  60670-0327
                                                   Attention: Chief Credit Officer
                                                   Telephone: (312) 732-5294
                                                   Telecopy:  (312) 732-4172

                                                   In the event that at the time the solicitation of
                                                   offers to purchase from the Company is suspended
                                                   (other than to change interest rates or other
                                                   variable terms) there shall be any offers to
                                                   purchase Notes that have been accepted by the
                                                   Company which have not been settled, the Company
                                                   will promptly advise the Agents and the Trustee
                                                   whether such offers may be settled and whether
                                                   copies of the Prospectus as theretofore amended
                                                   and/or supplemented as in effect at the time of the
                                                   suspension may be delivered in connection with the
                                                   settlement of such orders.  The Company will have
                                                   the sole responsibility for such decision and for
                                                   any arrangements which may be made in the event that
                                                   the Company determines that such orders may not be
                                                   settled or that copies of such Prospectus may not be
                                                   so delivered.

Delivery of Prospectus:                            A copy of the most recent Prospec-
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
                                                   tus and Pricing Supplement must accompany or precede
                                                   the earlier of (a) the written confirmation of a
                                                   sale sent to a customer or his agent and (b) the
                                                   delivery of Notes to a customer or his agent.

Authenticity of                                    The Agents will have no obligation or liability to the
  Signatures:                                      Company or the Trustee in respect of the authenticity of
                                                   the signature of any officer, employee or agent of the
                                                   Company or the Trustee on any Note or related Guarantee.

Documents Incorporated
  by Reference:                                    The Company shall supply each Agent with an adequate supply of all documents incorporated by reference in the
                                                   Registration Statement.

Business Day:                                      "Business Day" means any day other than a Saturday, Sunday, or other day on which banks in The City of New York (and,
                                                   with respect to LIBOR Notes, the City of London) are
                                                   authorized or obligated by law or executive order to close.
                                                   For the definition of "Business Day" with respect to Multi-
                                                   Currency Notes or Indexed Notes, see the Prospectus
                                                   Supplement.


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


                     PART II:  PROCEDURES FOR NOTES ISSUED
                               IN BOOK-ENTRY FORM


         In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company, the Guarantor and the Trustee to DTC, dated October __, 1995, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated May 26, 1989 (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Issuance:                                          All Fixed Rate Book-Entry Notes having the same Original
                                                   Issue Date, interest rate, terms of redemption or
                                                   repayment, if any, and Stated Maturity (collectively, the
                                                   "Fixed Rate Terms") will be represented initially by a
                                                   single global security in fully registered form without
                                                   coupons; and all Floating Rate Book-Entry Notes having the same Original Issue Date, interest rate basis or bases upon which interest may be determined (each, an "Interest Rate
                                                   Basis"), which may be one or more of the Commercial Paper
                                                   Rate, the Treasury Rate, LIBOR, the CD Rate, the CMT Rate,
                                                   the Federal Funds Rate, the Prime Rate, the Eleventh
                                                   District Cost of Funds Rate, any other rate set forth by
                                                   the Company, Initial Interest Rate, Index Maturity, Spread
                                                   and/or Spread Multiplier, if any, Minimum Interest Rate, if
                                                   any, Maximum Interest Rate, if any, terms of redemption or repayment, if any, and Stated Maturity (collectively,
                                                   "Floating Rate Terms") will be represented initially by a
                                                   single Book-Entry Note.

                                                   Each Book-Entry Note will be dated and issued as of the
                                                   date of its  authentication by the Trustee or its duly
                                                   appointed authenticating



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
                                                   agent.  Each Book-Entry Note will bear interest from a
                                                   date (the "Interest Accrual Date") which will be (a) with
                                                   respect to an original Book-Entry Note (or any portion
                                                   thereof), its Original Issue Date and (b) with respect
                                                   to any Book-Entry Note (or portion thereof) issued
                                                   subsequently upon exchange or transfer of a Book-Entry
                                                   Note or in lieu of a destroyed, lost or stolen
                                                   Book-Entry Note, the most recent Interest Payment Date (or, in the case of Floating Rate Notes with interest rates
                                                   which reset daily or weekly, the day following the most
                                                   recent Record Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes
                                                   (or if no such payment or provision has been made, the
                                                   Original Issue Date of the predecessor Book-Entry Note or
                                                   Notes), regardless of the date of authentication of such
                                                   subsequently issued Book-Entry Note.  No Book-Entry Note
                                                   shall represent any Certificated Note.

Identification:                                    The Agents have arranged with the CUSIP Service Bureau (the
                                                   "CUSIP Service Bureau") of Standard & Poor's Corporation
                                                   ("Standard & Poor's") for the reservation of approximately
                                                   900 CUSIP numbers for each rank of Notes which have been
                                                   reserved for future assignment to Book-Entry Notes
                                                   representing Notes issued in book-entry form and have
                                                   delivered to the Company, the Trustee and DTC an initial
                                                   written list of such CUSIP numbers.  The Trustee will
                                                   assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B.  DTC will notify the CUSIP
                                                   Service Bureau periodically of the CUSIP numbers that the
                                                   Trustee has assigned to Book-Entry Notes.  The Trustee will notify the Company at
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
                                                   any time when fewer than 100 of the respective reserved
                                                   CUSIP numbers remain unassigned to Book-Entry Notes, and,
                                                   if it deems necessary, the Company will reserve additional
                                                   CUSIP numbers for assignment to Book-Entry Notes
                                                   representing Notes issued in book-entry form.  Upon
                                                   obtaining such additional CUSIP numbers, the Company will
                                                   deliver a list of such additional numbers to the Trustee
                                                   and DTC.  Book-Entry Notes having an aggregate principal
                                                   amount in excess of $200,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which
                                                   shall be assigned the same CUSIP number.

Registration:                                      Each Book-Entry Note will be registered in the name of CEDE
                                                   & CO., as nominee for DTC, on the register maintained by
                                                   the Trustee under the Indenture.  The beneficial owner of a
                                                   Book-Entry Note (i.e., an owner of a beneficial interest in a Book-Entry Note), or one or more indirect participants in
                                                   DTC designated by such owner, will designate one or more
                                                   participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent for such beneficial
                                                   owner in connection with the book-entry system maintained
                                                   by DTC, and DTC will record in book-entry form, in
                                                   accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in
                                                   the account of such Participants.  The ownership interest
                                                   of such beneficial owner in such Book-Entry Note will be
                                                   recorded through the records of such Participants or
                                                   through the separate records of such Participants and one
                                                   or more indirect participants in DTC.
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
Transfers:                                         Transfers of beneficial interests in a Book-Entry Note will be accomplished by book entries made by DTC and, in turn,
                                                   by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial
                                                   transferors and transferees of such Book-Entry Note.

Exchanges:                                         The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP
                                                   numbers of two or more Book-Entry Notes Outstanding on such date that represent Book-Entry Notes having the same Fixed
                                                   Rate Terms or Floating Rate Terms, as the case may be,
                                                   other than Original Issue Dates, and for which interest has been paid to the same date; (b) a date, occurring at least
                                                   30 days after such written notice is delivered and at least
                                                   30 days before the next Interest Payment Date for the
                                                   related Book-Entry Notes, on which such Book-Entry Notes
                                                   shall be exchanged for a single replacement Book-Entry
                                                   Note; and (c) a new CUSIP number to be assigned to such
                                                   replacement Book-Entry Note.  Upon receipt of such a
                                                   notice, DTC will send to its Participants (including the
                                                   Trustee) a written reorganization notice to the effect that such exchange will occur on such date.  Prior to the
                                                   specified exchange date, the Trustee will deliver to the
                                                   CUSIP Service Bureau written notice setting forth such
                                                   exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry
                                                   Notes to be exchanged will no longer be valid.  On the
                                                   specified exchange date, the Trustee will exchange such
                                                   Book-Entry Notes for a single Book-Entry Note bearing the
                                                   new CUSIP number and the CUSIP numbers of the
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


                                                   exchanged Book-Entry Notes will, in accordance with CUSIP
                                                   Service Bureau procedures, be cancelled and not immediately reassigned.  Notwithstanding the foregoing, if the Book-
                                                   Entry Notes to be exchanged exceed $200,000,000 in
                                                   aggregate principal amount, one replacement Book-Entry Note will be authenticated and issued to represent each
                                                   $200,000,000 of principal amount of the exchanged Book-
                                                   Entry Notes and an additional Book-Entry Note will be
                                                   authenticated and issued to represent any remaining
                                                   principal amount of such Book-Entry Notes (see
                                                   "Denominations" below).

Denominations:                                     All Book-Entry Notes will be denominated in U.S. dollars
                                                   and will be issued in denominations of $1,000 and integral multiples thereof.  Book-Entry Notes will be denominated in principal amounts not in excess of $200,000,000.  If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding
                                                   sentence, be represented by a single Book-Entry Note, then one Book-Entry Note will be issued to represent each
                                                   $200,000,000 principal amount of such Note or Notes issued in book-entry form and an additional Book-Entry Note will
                                                   be issued to represent any remaining principal amount of
                                                   such Note or Notes issued in book-entry form.  In such a
                                                   case, each of the Book-Entry Notes shall be assigned the
                                                   same CUSIP number.

Interest:                                          General.  Interest on each Note issued in book-entry form
                                                   will accrue from the Interest Accrual Date of the Book-
                                                   Entry Note representing such Note.  Each payment of
                                                   interest on a Book-Entry Note will include interest accrued through the day preceding, as the case may

                                                   be, the Interest Payment Date (provided that in the case of
                                                   Floating Rate Notes with interest rates which reset daily or weekly interest payments will include interest accrued to and including the Regular Record Date immediately preceding the
                                                   Interest Payment Date), the Stated Maturity Date,
                                                   Redemption Date or Repayment Date.  Interest payable at
                                                   Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable.  DTC will
                                                   arrange for each pending deposit message described under
                                                   Settlement Procedure C below to be transmitted to Standard
                                                   & Poor's Corporation ("S&P"), which will use the
                                                   information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond
                                                   report published by S&P.

                                                   Interest Payment Dates.  Interest payments will be made on each Interest Payment Date commencing with the first
                                                   Interest Payment Date following the Original Issue Date;
                                                   provided, however, the first payment of interest on any
                                                   Book-Entry Note originally issued between a Regular Record
                                                   Date and an Interest Payment Date will occur on the
                                                   Interest Payment Date following the next Regular Record
                                                   Date.

                                                   Fixed Rate Notes.  Interest payments on Fixed Rate Book-
                                                   Entry Notes will be made semiannually on June 15 and December
                                                   15 on each year and at Maturity.

                                                   Floating Rate Notes.  Except as provided in Part I under
                                                   "Calculation of Interest", the Interest Payment Date for a
                                                   Floating Rate Note will be, in the case of Floating Rate
                                                   Notes which reset


                                                   daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and
                                                   December of each year as specified in the applicable Pricing
                                                   Supplement; in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semiannually, on the third Wednesday of the two months of each year specified in the applicable Pricing
                                                   Supplement; or, in the case of Eleventh District Cost of Funds
                                                   Rate Notes, on the first Business Day of each month or the first Business Day of each March, June, September or December as specified in the applicable Pricing Supplement and in the case of Floating Rate Notes which reset annually, on the third
                                                   Wednesday of the month specified in the applicable Pricing
                                                   Supplement; and, in each case, at Maturity.  For additional special provisions relating to Floating Rate Notes, see the
                                                   Prospectus Supplement.

                                                   Regular Record Dates.  The Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Note shall be the May 31 or November 30 preceding such Interest Payment
                                                   Date.  The Regular Record Date with respect to any Interest
                                                   Payment Date for any Floating Rate Note shall be the date
                                                   15 calendar days (whether or not a Business Day) preceding such Interest Payment Date.

                                                   Notice of Interest Payments and Regular Record Dates.  On
                                                   the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Company and
                                                   DTC a written list of Regular Record Dates and Interest
                                                   Payment


                                                                    Dates that will occur during the six-month period
                                                                    beginning on such first Business Day with respect to
                                                                    Floating Rate Book-Entry Notes.  Promptly after each
                                                                    Interest Determination Date for Floating Rate Book-Entry
                                                                    Notes, the Company will notify S&P of the interest rates
                                                                    determined on such Interest Determination Date.

Payments of Principal
  and Interest:                                                     Payments of Interest Only.  Promptly after each Regular
                                                                    Record Date, the Trustee will deliver to the Company and
                                                                    DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note issued under the Indenture on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts.  DTC will confirm the amount
                                                                    payable on each Book-Entry Note on such Interest Payment
                                                                    Date by reference to the daily bond reports published by
                                                                    Standard & Poor's.  On such Interest Payment Date, the
                                                                    Company will pay to the Trustee, and the Trustee in turn
                                                                    will pay to DTC, such total amount of interest due (other
                                                                    than at Maturity), at the times and in the manner set forth below under "Manner of Payment."

                                                                    Payments at Maturity.  On or about the first Business Day
                                                                    of each month, the Trustee will deliver to the Company and
                                                                    DTC a written list of principal, interest and premium, if
                                                                    any, to be paid on each Book-Entry Note issued under the
                                                                    Indenture having a Maturity in the following month.  The
                                                                    Trustee and DTC will confirm the amounts of such principal, premium and interest payments with respect to a Book-Entry
                                                                    Note on or about the fifth Business Day preceding the

                                     -20-

                                                 Maturity of such Book-Entry Note.  At such maturity, the
                                                 Company will pay to the Trustee, and the Trustee in turn
                                                 will pay to DTC, the principal amount of such Note,
                                                 together with interest and premium, if any, due at such
                                                 Maturity, at the times and in the manner set forth below
                                                 under "Manner of Payment."  Promptly after payment to DTC
                                                 of the principal, interest and premium, if any, due at the
                                                 Maturity of such Book-Entry Note, the Trustee will cancel
                                                 and destroy such Book-Entry Note and deliver to the Company a certificate of destruction therefor.

                                                 Manner of Payment.  The total amount of any principal,
                                                 premium, if any, and interest due on Book-Entry Notes on
                                                 any Interest Payment Date or at Maturity shall be paid by
                                                 the Company to the Trustee in funds available for use as of
                                                 9:30 a.m., New York City time, on such date.  The Company
                                                 will make such payment on such Book-Entry Notes by
                                                 instructing the Trustee to withdraw funds from an account
                                                 maintained by the Company with the Trustee.  The Company
                                                 will confirm such instructions in writing to the Trustee.
                                                 Prior to 10:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by
                                                 separate wire transfer (using Fedwire message entry
                                                 instructions in a form previously specified by DTC) to an
                                                 account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by
                                                 DTC, each payment of principal (together with interest and premium, if any) due on a Book-Entry Note on such date.
                                                 Thereafter on such payment date, DTC will pay, in
                                                 accordance with its SDFS operating procedures then in
                                                 effect, such amounts in funds


                                                                    available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC.  Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or interest on, the Book-Entry Notes to such
                                                                    Participants.

                                                                    Withholding Taxes.  The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the
                                                                    beneficial owner of such Note.

Settlement Procedures:                                              Settlement Procedures with regard to each Book-Entry Note
                                                                    sold by the Agents, as agents of the Company, will be as
                                                                    follows:

                                                                    A.       The Presenting Agent will advise the Company by
                                                                             telephone of the following Settlement information:

                                                                             1.      Taxpayer identification number of the
                                                                                     purchaser.

                                                                             2.      Principal amount of the Note.

                                                                             3.      Fixed Rate Notes:

                                                                                     (a)      interest rate

                                                                                     Floating Rate Notes:

                                                                                     (a)      interest rate basis;
                                                                                     (b)      initial interest rate;
                                                                                     (c)      spread and/or spread multiplier,
                                                                                              if any;
                                                                                     (d)      initial interest reset dates;


                                                                                     (e)      interest reset dates;
                                                                                     (f)      interest payment dates;
                                                                                     (g)      index maturity;
                                                                                     (h)      calculation agent;
                                                                                     (i)      maximum interest rate, if any;
                                                                                     (j)      minimum interest rate, if any;
                                                                                     (k)      alternate rate event spread; and
                                                                                     (l)      interest rate reset dates.

                                                                             5.      Price to public of the Note.

                                                                             6.      Trade date.

                                                                             7.      Settlement Date (Original Issue Date).

                                                                             8.      Stated Maturity.

                                                                             9.      Redemption provisions, if any:

                                                                                     (a)      Initial Redemption Date
                                                                                     (b)      Initial Redemption Percentage
                                                                                     (c)      Annual Redemption Percentage
                                                                                              Reduction

                                                                             10.     Optional Repayment Date(s), if any.

                                                                             11.     Net proceeds to the Company.

                                                                             12.     Presenting Agent's commission.


                                                                    B.       The Company will advise the Trustee by telecopy or
                                                                             other method acceptable to the Trustee of the
                                                                             above settlement information received with respect
                                                                             to each Note from the

                                     -23-


                                                                             Presenting Agent and shall confirm to the Trustee
                                                                             that the principal amount of Notes, including such
                                                                             Note, issued as of the relevant Settlement Date shall
                                                                             not exceed the limit with respect to the principal
                                                                             amount of Notes specified in the most recent Company
                                                                             Order delivered to the Trustee pursuant to Section 303
                                                                             of the Indenture.

                                                                    C.       The Trustee will assign a CUSIP Number to the
                                                                             Book-Entry Note and will telephone and advise the
                                                                             Company and the Presenting Agent of such CUSIP
                                                                             Number.  The Trustee will communicate to DTC and
                                                                             the Presenting Agent through DTC's Participant
                                                                             Terminal System a pending deposit message
                                                                             specifying the following settlement information:

                                                                             1.      The information set forth in Settlement
                                                                                     Procedure A.

                                                                             2.      Identification numbers of the participant
                                                                                     accounts maintained by DTC on behalf of
                                                                                     the Trustee and the Presenting Agent.

                                                                             3.      Identification as a Fixed Rate Book-Entry
                                                                                     Note or Floating Rate Book-Entry Note.

                                                                             4.      Initial Interest Payment Date for such
                                                                                     Note, number of days by which such date
                                                                                     succeeds the related record date for DTC
                                                                                     purposes (or, in the case of Floating Rate
                                                                                     Notes which reset daily or weekly, the
                                                                                     date five calendar days preceding the
                                                                                     Interest Payment

                                     -24-


                                                                                     Date) and, if then calculable, the amount of
                                                                                     interest payment on such Interest Payment
                                                                                     Date (which amount shall have been confirmed
                                                                                     by the Trustee).

                                                                             5.      CUSIP number of the Book-Entry Note
                                                                                     representing such Note.

                                                                             6.      Whether such Book-Entry Note represents
                                                                                     any other Notes issued or to be issued in
                                                                                     book-entry form.

                                                                    D.       The Company will deliver to the Trustee a Book-
                                                                             Entry Note representing such Note in a form that
                                                                             has been approved by the Company, the Agents and
                                                                             the Trustee.

                                                                    E.       The Trustee will complete and authenticate the
                                                                             Book-Entry Note.

                                                                    F.       DTC will credit such Note to the participant
                                                                             account of the Trustee maintained by DTC.

                                                                    G.       The Trustee will enter an SDFS deliver order
                                                                             through DTC's Participant Terminal System
                                                                             instructing DTC (i) to debit such Note to the
                                                                             Trustee's participant account and credit such Note
                                                                             to the participant account of the Presenting Agent
                                                                             maintained by DTC and (ii) to debit the settlement
                                                                             account of the Presenting Agent and credit the
                                                                             settlement account of the Trustee maintained by
                                                                             DTC, in an amount equal to the price of such Note
                                                                             less the Presenting Agent's commission.  Any entry
                                                                             of such a deliver order shall

                                     -25-


                                                                             be deemed to constitute a representation and warranty
                                                                             by the Trustee to DTC that (i) the Book-Entry Note has
                                                                             been issued and authenticated and (ii) the Trustee
                                                                             is holding such Book-Entry Note pursuant to the
                                                                             Certificate Agreement between the Trustee and DTC.
                                                                     H.      The Presenting Agent will enter an SDFS deliver
                                                                             order through DTC's Participant Terminal System
                                                                             instructing DTC (i) to debit such Note to the
                                                                             Presenting Agent's participant account and credit
                                                                             such Note to the participant account of the
                                                                             Participants maintained by DTC and (ii) to debit
                                                                             the settlement accounts of such Participants and
                                                                             credit the settlement account of the Presenting
                                                                             Agent maintained by DTC, in an amount equal to the
                                                                             initial public offering price of such Note.

                                                                    I.       Transfers of funds in accordance with SDFS
                                                                             delivery orders described in Settlement Procedures
                                                                             G and H will be settled in accordance with SDFS
                                                                             operating procedures in effect on the Settlement
                                                                             Date.

                                                                    J.       The Trustee will credit to an account of the
                                                                             Company maintained by the Trustee funds available
                                                                             for immediate use in the amount transferred to the
                                                                             Trustee in accordance with Settlement Procedure G.

                                                                    K.       The Trustee will send a copy of the Book-Entry
                                                                             Note to the Company together with a statement
                                                                             setting forth the principal amount of Notes
                                                                             Outstanding as of the related



                                                                             Settlement Date after giving effect to such
                                                                             transaction and all other offers to purchase Notes of
                                                                             which the Company has advised the Trustee but which
                                                                             have not been settled.

                                                                    L.       The Presenting Agent will confirm the purchase of
                                                                             such Note to the purchaser either by transmitting
                                                                             to the Participant with respect to such Note a
                                                                             confirmation order through DTC's Participant
                                                                             Terminal System or by mailing a written
                                                                             confirmation to such purchaser.

Settlement Procedures
  Timetable:                                                        For offers to purchase Notes accepted by the Company,
                                                                    Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the
                                                                    respective times (New York City time) set forth below:

                                                                    Settlement
                                                                    Procedure                  Time
                                                                    ----------                 ----
                                                                        A              11:00 a.m. on the trade date
                                                                        B              12:00 noon on the trade date
                                                                        C              2:00 p.m. on the trade date
                                                                        D              3:00 p.m. on the Business
                                                                                       Day before Settlement Date
                                                                        E              9:00 a.m. on Settlement Date
                                                                        F              10:00 a.m. on Settlement Date
                                                                        G-H            No later than 2:00 p.m. on
                                                                                       Settlement Date
                                                                        I              4:45 p.m. on Settlement Date
                                                                        J-L            5:00 p.m. on Settlement Date]

                                     -27-

                                                                    If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if
                                                                    necessary, be completed at any time prior to the specified times on the first Business Day after such trade date.  In connection with a sale which is to be settled more than one
                                                                    Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that
                                                                    Settlement Procedure A is completed, Settlement Procedures
                                                                    B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New
                                                                    York City time, respectively, on the second Business Day
                                                                    before the Settlement Date.  Settlement Procedure I is
                                                                    subject to extension in accordance with any extension of
                                                                    Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the
                                                                    Settlement Date.

                                                                    If settlement of a Book-Entry Note is rescheduled or
                                                                    cancelled, the Company shall notify the Trustee and the
                                                                    Trustee will deliver to DTC, through DTC's Participant
                                                                    Terminal System, a cancellation message to such effect by
                                                                    no later than 2:00 p.m., New York City time, on the
                                                                    Business Day immediately preceding the scheduled Settlement
                                                                    Date.

Failure to Settle:                                                  If the Trustee has not entered an SDFS deliver order with
                                                                    respect to a Book-Entry Note pursuant to Settlement
                                                                    Procedure G, then upon written request (which may be
                                                                    evidenced by facsimile transmission) of the Company the
                                                                    Trustee shall deliver to DTC, through DTC's Participant
                                                                    Terminal System, as soon as practicable a withdrawal
                                                                    message instructing DTC to debit

                                     -28-


                                                  such Note to the participant account of the Trustee
                                                  maintained at DTC.  DTC will process the withdrawal message, provided that such participant account contains a
                                                  principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited.
                                                  If withdrawal messages are processed with respect to all the
                                                  Notes represented by a Book-Entry Note, the Trustee will mark such Book-Entry Note "cancelled", make appropriate entries in its records and send such cancelled Book-Entry Note to
                                                  the Company.  The CUSIP number assigned to such Book-Entry
                                                  Note shall, in accordance with CUSIP Service Bureau
                                                  procedures, be cancelled and not immediately reassigned.
                                                  If withdrawal messages are processed with respect to a
                                                  portion of the Notes represented by a Book-Entry Note, the
                                                  Trustee will exchange such Book-Entry Note for two Book-
                                                  Entry Notes, one of which shall represent the Book-Entry
                                                  Notes for which withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of
                                                  which shall represent the other Notes previously
                                                  represented by the surrendered Book-Entry Note and shall
                                                  bear the CUSIP number of the surrendered Book-Entry Note.

                                                  If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the
                                                  beneficial purchaser thereof (or a person, including an
                                                  indirect participant in DTC, acting on behalf of such
                                                  purchaser), such Participants and, in turn, the Presenting
                                                  Agent may enter SDFS deliver orders through DTC's
                                                  Participant Terminal System reversing Settlement Procedures
                                                  G and H, respectively.  Thereafter,

                                     -29-

                                                  the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.  If such failure shall have occurred for any reason other than default by the Presenting Agent to perform its obligations hereunder
                                                  or under the Distribution Agreement, the Company will
                                                  reimburse the Presenting Agent on an equitable basis for
                                                  its loss of the use of funds during the period when the
                                                  funds were credited to the account of the Company.

                                                  Notwithstanding the foregoing, upon any failure to settle
                                                  with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in
                                                  effect.  In the event of a failure to settle with respect
                                                  to a Note that was to have been represented by a Book-Entry
                                                  Note also representing other Notes, the Trustee will
                                                  provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note
                                                  representing such remaining Notes and will make appropriate entries in its records.




                    PART III:  PROCEDURES FOR NOTES ISSUED
                              IN CERTIFICATED FORM


Denominations:                                    The Certificated Notes, other than Index Notes and Multi-
                                                  Currency Notes, will be issued in denominations of $1,000
                                                  and integral multiples thereof.  Index Notes and Multi-
                                                  Currency Notes will be issued in the denominations
                                                  specified in a related Multi-Currency and Indexed Note
                                                  Prospectus Supplement and Pricing Supplement.

Interest:                                         Each Certificated Note will bear interest in accordance
                                                  with its

                                     -30-

                                                   terms.  Interest will begin to accrue on the
                                                   Original Issue Date of a Certificated Note for the first
                                                   Interest Payment Period and on the most recent Interest
                                                   Payment Date to which interest has been paid for all
                                                   subsequent Interest Payment Periods.  Each payment of
                                                   interest shall include interest accrued to, but excluding, the date of such payment.  Interest payments in respect of
                                                   Fixed Rate Certificated Notes will be made semiannually on
                                                   June 15 and December 15 of each year and at Maturity.
                                                   However, the first payment of interest on any Certificated
                                                   Note issued between a Regular Record Date and an Interest
                                                   Payment Date will be made on the Interest Payment Date
                                                   following the next succeeding Regular Record Date.  The
                                                   Regular Record Date with respect to any Interest Payment
                                                   Date for a Fixed Rate Certificated Note shall be the May 31 or November 30 preceding such Interest Payment Date.
                                                   Interest at Maturity will be payable to the person to whom the principal is payable.

                                                   Except as provided in Part I under "Calculation of
                                                   Interest", the Interest Payment Date for a Floating Rate
                                                   Certificated Note will be, in the case of Floating Rate
                                                   Notes which reset daily, weekly or monthly, on the third
                                                   Wednesday of each month or on the third Wednesday of March,
                                                   June, September and December of each year as specified in
                                                   the applicable Pricing Supplement; in the case of Floating
                                                   Rate Notes which reset quarterly, on the third Wednesday of
                                                   March, June, September and December of each year; in the
                                                   case of Floating Rate Notes which reset semiannually, on
                                                   the third Wednesday of the two months of each year
                                                   specified in the applicable Pricing Supplement;


                                     -31-


                                                                    or, in the case of Eleventh District Cost of Funds Rate Notes, on the first Business Day of each month or the first Business
                                                                    Day of each March, June, September or December as specified in the applicable Pricing Supplement and in the case of
                                                                    Floating Rate Notes which reset annually, on the third
                                                                    Wednesday of the month specified in the applicable Pricing
                                                                    Supplement; and, in each case, at Maturity.  The Regular
                                                                    Record Date with respect to a Floating Rate Note shall be
                                                                    the date 15 calendar days (whether or not a Business Day)
                                                                    preceding an Interest Payment Date.

                                                                    Notwithstanding the above, in the case of Floating Rate
                                                                    Certificated Notes having interest rates which reset daily or weekly, interest payments shall include accrued interest from, and including, the date of issue or from, but
                                                                    excluding, the last date in respect of which interest has
                                                                    been accrued and paid, as the case may be, through, and
                                                                    including, the Regular Record Date, except that at Maturity the interest payable will include interest accrued to, but excluding, the date of Maturity.  For additional special
                                                                    provisions relating to Floating Rate Certificated Notes,
                                                                    see the Prospectus Supplement.

Payments of Principal
  and Interest:                                                     Upon presentment and delivery of the Certificated Note, the
                                                                    Trustee or the Company's duly authorized agent will pay the principal amount of each Certificated Note at Maturity and the final installment of interest in immediately available funds.  All interest payments in U.S. dollars on a
                                                                    Certificated Note, other than interest due at Maturity,
                                                                    will be made by check drawn on the Trustee or the

                                     -32-

                                                  Company's duly authorized agent and mailed by such Trustee or agent to the person entitled thereto as provided in the
                                                  Certificated Note.  However, the Registered Owners (as
                                                  hereinafter defined) of ten million dollars or more in
                                                  aggregate principal amount of the same series of
                                                  Certificated Notes (whether having identical or different
                                                  terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer of
                                                  immediately available funds if appropriate wire transfer
                                                  instructions have been received in writing by the
                                                  appropriate Trustee or such agent not less than 16 days
                                                  prior to the applicable Interest Payment Date.

                                                  For special provisions relating to Multi-Currency Notes and
                                                  Indexed Notes, see the related Multi-Currency and Indexed
                                                  Note Prospectus Supplement.

                                                  The Trustee will provide monthly to the Company a list of
                                                  the principal and interest in each currency to be paid on
                                                  Certificated Notes maturing in the next succeeding month.
                                                  Such Trustee or agent will be responsible for withholding
                                                  taxes on interest paid as required by applicable law, but
                                                  shall be relieved from any such responsibility if it acts
                                                  in good faith and in reliance upon an opinion of counsel.

                                                  Certificated Notes presented to the Trustee or the
                                                  Company's duly authorized agent at Maturity for payment
                                                  will be cancelled by such Trustee or agent.  All cancelled
                                                  Certificated Notes held by such Trustee shall be destroyed, and the Trustee shall furnish to the Company a certificate with respect to such destruction.
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
Settlement Procedures:                                              Settlement Procedures with regard to each Certificated Note purchased through the Agents, as agents, shall be as
                                                                    follows:

                                                                    A.       Each Agent will advise the Company by telephone of
                                                                             the following Settlement information with regard
                                                                             to each Certificated Note:

                                                                             1.      Exact name in which the Certificated Note
                                                                                     is to be registered (the "Registered
                                                                                     Owner").

                                                                             2.      Exact address or addresses of the
                                                                                     Registered Owner for delivery, notices and
                                                                                     payments of principal, premium, if any,
                                                                                     and interest.

                                                                             3.      Taxpayer identification number of the
                                                                                     Registered Owner.

                                                                             4.      Principal amount of the Certificated Note.

                                                                             5.      Denomination of the Certificated Note.

                                                                             6.      Fixed Rate Notes:

                                                                                     (a)      interest rate

                                                                                     Floating Rate Notes:

                                                                                     (a)      interest rate basis or bases;
                                                                                     (b)      initial interest rate;
                                                                                     (c)      spread or spread multiplier, if
                                                                                              any;
                                                                                     (d)      initial interest reset date;
                                                                                     (e)      interest reset dates;
                                                                                     (f)      interest payment dates;

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


                                                                                     (g)      index maturity;
                                                                                     (h)      calculation agent;
                                                                                     (i)      maximum interest rates, if any;
                                                                                     (j)      minimum interest rate, if any;
                                                                                     (k)      alternate rate event spread; and
                                                                                     (l)      interest determination dates

                                                                                     Indexed Notes:

                                                                                     (a)      specified currency;
                                                                                     (b)      indexed currency; and
                                                                                     (c)      base rate of exchange.

                                                                             8.      Currency or currency unit in which the
                                                                                     Certificated Note is to be denominated.

                                                                             9.      Price to public of the Certificated Note.

                                                                             10.     Settlement Date (Original Issue Date).

                                                                             11.     Stated Maturity.

                                                                             12.     Redemption provisions, if any:

                                                                                     (a)      Initial Redemption Date
                                                                                     (b)      Initial Redemption Percentage
                                                                                     (c)      Annual Redemption Percentage
                                                                                              Reduction

                                                                             13.     Optional Repayment Date(s), if any.

                                                                             14.     Net proceeds to the Company.

                                                                             15.     Presenting Agent's commission.
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

                                                                    B.       The Company shall provide to the Trustee by
                                                                             telecopy or other method acceptable to the Trustee
                                                                             the above Settlement information with respect to
                                                                             each Certificated Note received from the Agents,
                                                                             the name of the Presenting Agent and shall confirm
                                                                             to the Trustee that the principal amount of Notes,
                                                                             including such Certificated Note, issued as of the
                                                                             relevant Settlement Date shall not exceed the limit
                                                                             with respect to the principal amount of Notes
                                                                             specified in the most recent Company Order delivered
                                                                             to the Trustee pursuant to Section 303 of the
                                                                             Indenture.  The Company also shall cause the Trustee
                                                                             or its duly appointed agent to issue, authenticate and
                                                                             deliver Certificated Notes in accordance with the
                                                                             Settlement Procedures Timetable set forth below.
                                                                             The Company also shall provide to the Trustee and the
                                                                             Presenting Agent a copy of the applicable Pricing
                                                                             Supplement.  The Company also shall provide to the
                                                                             Trustee and the Presenting Agent a copy of a
                                                                             Multi-Currency and Indexed Note Supplement, if
                                                                             applicable.

                                                                    C.       The Trustee or its duly appointed agent will
                                                                             complete and authenticate the Certificated Notes,
                                                                             including the Guarantee, in forms approved by the
                                                                             Company and the Guarantor, as the case may be.

                                                                    D.       With respect to each trade, the Trustee will
                                                                             deliver the Certificated Notes and one photocopy
                                                                             thereof to the

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                                     -36-




                                                                             applicable Presenting Agent at the following addresses:

                                                                             Merrill Lynch & Co., Money Market Clearance,
                                                                             55 Water Street, 3rd Floor, N.S.C.C. Window, New
                                                                             York, New York 10041, Attention:  Al Mitchell
                                                                             Telephone:  (212) 558-2405
                                                                             Telecopy:   (212) 558-2457

                                                                             CS First Boston Corporation, Five World Trade
                                                                             Center, New York, New York 10048, Attention: Paul
                                                                             Riley.

                                                                             First Chicago Capital Markets, Inc.
                                                                             c/o Bankers Trust, 16 Wall Street, 5th Floor,
                                                                             Window 51, New York, New York, 10015,
                                                                             Attention: Jim Murray,
                                                                             Telephone: (212) 618-2370.

                                                                             The Trustee will keep Stub 1.  The Presenting
                                                                             Agent will acknowledge receipt of the Certificated
                                                                             Note through a broker's receipt and will keep the
                                                                             photocopy.  Delivery of the Certificated Note will
                                                                             be made only against such acknowledgment of
                                                                             receipt.

                                                                             Upon determination that the Certificated Note,
                                                                             including the related Guarantee, has been
                                                                             authorized, delivered and completed as
                                                                             aforementioned, the Presenting Agent will wire the
                                                                             net proceeds of the Certificated Note after
                                                                             deduction of its applicable commission to the
                                                                             Company pursuant to standard wire instructions
                                                                             given by the Company.

                                                                    E.       The Presenting Agent will deliver the Certificated
                                                                             Note, the related Guarantee endorsed


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


                                                                             thereon, as well as a copy of the Prospectus and
                                                                             any applicable Pricing Supplement or Supplements
                                                                             received from the Trustee, to the purchaser
                                                                             against payment in immediately available funds.

                                                                    F.       The Trustee will send a photocopy of the Certified
                                                                             Note to the Company.

Settlement Procedures
  Timetable:                                                        For offers to purchase Certificated Notes accepted by the
                                                                    Company, Settlement Procedures "A" through "F" set forth
                                                                    above shall be completed on or before the respective times set forth below:

                                                                    Settlement
                                                                    Procedure                    Time
                                                                    ----------                   ----

                                                                       A-B           3:00 PM on Business Day prior to
                                                                                     Settlement
                                                                       C-D           2:15 PM on Settlement Date
                                                                       E             3:00 PM on Settlement Date
                                                                       F             5:00 PM on Settlement Date

Failure to Settle:                                                  In the event that a purchaser of a Certificated Note from
                                                                    the Company shall either fail to accept delivery of or make payment for a Certificated Note on the date fixed for
                                                                    settlement, the Presenting Agent will forthwith notify the
                                                                    Trustee and the Company by telephone, confirmed in writing, and return the Certificated Note to such Trustee.

                                                                    The Trustee or the Company's duly authorized agent, upon
                                                                    receipt of the Certificated Note from the Presenting Agent, will immediately advise the Company, and the Company will
                                                                    promptly arrange to credit the


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

                                                  account of the Presenting Agent in an amount of immediately available funds equal to the amount previously paid by the
                                                  Presenting Agent in settlement for the Certificated Note.
                                                  Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the
                                                  Settlement Date; provided that the Company has received notice on the same day.  If such failure shall have occurred for any reason other than failure by the Presenting Agent to
                                                  perform its obligations hereunder or under the Distribution
                                                  Agreement, the Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds
                                                  during the period when the funds were credited to the
                                                  account of the Company.  Immediately upon receipt of the
                                                  Certificated Note in respect of which the failure occurred, the Trustee or the Company's duly authorized agent will
                                                  cancel and destroy the Certificated Note, make appropriate entries in its records to reflect the fact that the
                                                  Certificated Note was never issued, and accordingly notify in writing the Company.

                                     -39-